Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
COSMO COMMUNICATIONS CORPORATION
FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2007
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Horak, Chief Executive Officer of Cosmo Communications Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q (the “Quarter Report”) of the Company for the quarter ended June 30, 2008, which this certification accompanies (the "Quarter Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarter Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008	By:	/s/ Peter Horak
Name: Peter Horak Title: Chief Executive Officer (Principal Executive Officer)